Cullen Value Fund
a series of Cullen Funds Trust

October 12, 2004

Supplement dated October 12, 2004
to Prospectus dated October 28, 2003

PROPOSED REORGANIZATION OF THE FUND

On October 5, 2004, the Board of Trustees of Cullen Funds Trust approved the reorganization of its Cullen Value Fund Series (the “Fund”) into a newly created Pioneer fund with substantially similar investment policies and strategies (the “New Fund”), subject to shareholder approval. The proposed reorganization itself thus will have no immediate material impact on the economic interest of the shareholders of the Fund, and will be structured as a tax-free exchange.

If the reorganization is approved by shareholders, Cullen Capital Management, LLC the Fund’s current investment adviser, is expected to be engaged by the New Fund to serve as investment sub-adviser responsible for the day-to-day management of the New Fund.

Further information will be provided in a proxy statement for the shareholder meeting, which is expected to be held in January 2005.

Investors should retain this supplement with the prospectus for future reference. Please call 1-877-485-8586 with any questions.

Please retain this supplement with your prospectus for future reference.